                                                             Annual Report
[Logo]                                                       for Year Ended
INVESTMENT MANAGEMENT                                        April 30, 1997



MFS(R) BOND FUND


[Graphic Omitted]









LEARNING FINANCIAL BASICS THE EASY WAY (see page 34)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 3
Portfolio Manager's Profile ................................................ 6
Fund Facts ................................................................. 7
Performance Summary ........................................................ 7
Portfolio Concentration ....................................................10
Tax Form Summary ...........................................................10
Portfolio of Investments ...................................................11
Financial Statements .......................................................18
Notes to Financial Statements ..............................................25
Independent Auditors' Report ...............................................33
The ABCs of Investing ......................................................34
It's Easy to Contact Us ....................................................35
The MFS Family of Funds(R) .................................................36
Trustees and Officers ......................................................37

--------------------------------------------------------------------------------
   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED APRIL 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 8.99%, CLASS B SHARES 8.16%, CLASS C SHARES 8.27%, AND CLASS I SHARES 9.21%.

   o THE FUND BENEFITED FROM ITS OVERWEIGHTINGS IN BOTH INVESTMENT-GRADE AND HIGH-YIELD CORPORATE SECURITIES, WHICH WERE BOTH HELPED BY THE CONTINUING STRENGTH OF THE U.S. ECONOMY.

   o THE FUND HAD SIGNIFICANT OVERWEIGHTINGS IN THE AIRLINE AND UTILITY SECTORS THAT CONTRIBUTED TO PERFORMANCE, AS RETURNS OF 8.97% FOR UTILITIES AND 9.65% FOR AIRLINES MADE THEM THE BEST-PERFORMING SECTORS IN THE INVESTMENT-GRADE CORPORATE MARKET.

   o CURRENTLY, WE ARE EXPERIENCING A RELATIVELY STABLE, TRADITIONAL "CLIP-THE-COUPON" ENVIRONMENT SIMILAR TO THE 1950S AND 1960S, WHEN INTEREST RATES WERE MUCH LESS VOLATILE. IN SUCH AN ENVIRONMENT, THERE IS LITTLE VALUE ADDED IN TRYING TO ANTICIPATE INTEREST-RATE MOVEMENTS.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]
     A. Keith Brodkin

Dear Shareholders:

After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. Some of that strength was seen in the first quarter, when the U.S. economy grew at an annualized rate of 5.6% (based on preliminary estimates), a pace that would be inflationary in the unlikely event that it were to continue. The ongoing tightness in the labor market could also add some inflationary pressures to the economy. At the same time, there is some reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

  In the bond markets, conflicting signals over the strength of the economy have also created near-term volatility, and the Federal Reserve Board has begun taking measured steps to control inflation by raising short-term interest rates. Although we do not expect a repeat of the rapid growth in the first quarter, we would expect the Fed to raise interest rates at least one more time in reaction to the economic momentum that was built up during the period. While inflationary forces largely remained in check in 1996, the continued strength in the labor market suggests that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now approaching 1%, which we consider a positive development for the bond markets. Although interest rates may remain volatile over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    May 14, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Geoffrey L. Kurinsky]
     Geoffrey L. Kurinsky

Following a sharp rise in interest rates in early 1996, rates remained relatively stable over the 12 months ended April 30, 1997. Rates on 10-year U.S. Treasury securities ended the period at 6.75%, just where they began it on May 1, 1996. Volatility during this period was also low, with the 10-year issue trading in a range of 6% to 7%. In this environment, Class A shares of the Fund provided a total return of 8.99% during this period, Class B shares 8.16%, Class C shares 8.27%, and Class I shares 9.21%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges. All classes of shares outperformed the Lehman Brothers Government/ Corporate Bond Index (the Lehman Index), which returned 6.72% over the same period. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations. The Fund's performance also compared favorably to the 7.42% average return of other corporate debt "BBB"-rated funds with similar objectives, as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. THE FUND HAS PERFORMED WELL AGAINST ITS BENCHMARK INDICES THIS YEAR. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE?
A. The Fund's strong performance resulted from its overweightings in both investment-grade and high-yield corporate securities, as well as from its 5% to 10% allocation to nondollar fixed-income securities. The Fund's average 60% weighting in investment-grade corporates, which is roughly 50% higher than the average fund in its Lipper peer group, helped the Fund, as this sector's 7.55% return far outdistanced the 6.37% return of the Lehman Brothers Treasury Index (an unmanaged index of U.S. Treasury securities). Also, the Fund's average 20% weighting in high-yield securities, which is about 33% higher than the average fund in its Lipper peer group, contributed to the strong performance as this sector recorded a very solid 11.76% total return for the period. The traditional pattern, in which corporates outperform Treasuries during periods of strong economic activity, worked again in the past year as the U.S. economy continues to roll along into its seventh year of economic recovery from the 1990-91 recession. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q. SO YOUR WEIGHTINGS IN INVESTMENT-GRADE AND HIGH-YIELD CORPORATES PAID OFF. WHAT ABOUT SPECIFIC INDUSTRIES?
A. We had significant overweightings in the airline and utility sectors, which contributed to the strong performance as well. Returns of 8.97% for utilities and 9.65% for airlines made them the best-performing sectors of the investment-grade corporate market. The Fund's utility holdings, such as Long Island Lighting and Commonwealth Edison, are benefiting from prospects for restructuring that could result in the elimination of much of their outstanding debt in the next 12 to 18 months. Holdings in the "big three" airlines -- Delta, American, and United -- benefited from the favorable pricing environment in the airline business resulting from the strong economy. These companies were able to generate strong cash flows, which they used to purchase their outstanding debt securities in the open market, further improving their credit profiles.

Q. IN GENERAL, HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OVER THE PAST YEAR?
A. It was a traditional "clip-the-coupon" environment like we used to have in the 1950s and 1960s, when interest rates were much less volatile. With rates remaining in a relatively tight range, there was little value to add by trying to anticipate interest-rate movements. Most of the added value came from being overweighted in the corporate sector and picking the sectors and companies that we felt would thrive in that environment. We expect a similar environment to dominate the scene in the coming year as economic activity appears likely to continue growing and as inflationary pressures remain dormant.

Q. AND HOW IS YOUR VIEW ON THE FIXED-INCOME MARKETS REFLECTED IN THE FUND'S DURATION, OR INTEREST-RATE SENSITIVITY?
A. The Fund's current duration is six years, roughly equivalent to that of the average fund in its Lipper peer group. A neutral outlook is consistent with our view that rates will likely remain in a narrow range through the summer months.

Q. MORE SPECIFICALLY, WHAT ABOUT THE CORPORATE BOND MARKET? HOW WOULD YOU DESCRIBE THE ENVIRONMENT THERE?
A. Environments like the current one, that is, ones that feature steady growth and low inflation, are ideal for the cash flows and credit quality of American corporations. Despite the fact that the yield premium for corporate securities is as low today as it has been in 10 years, we believe the corporate asset class will continue to outperform Treasury and mortgage-backed securities in the upcoming year.

Q. YOUR BIGGEST WEIGHTING IN THE INVESTMENT-GRADE SECTOR IS A 12% POSITION IN ELECTRIC UTILITIES. WHAT IS IT THAT YOU LIKE ABOUT THIS SECTOR, AND ARE THERE ANY UTILITIES YOU PARTICULARLY FAVOR?
A. Under various restructuring plans, many of the utility securities now rated "BB" by Standard & Poor's will eventually become investment-grade credits. When securities cross over to investment grade, or move from "BB," the top high-yield rating, to "BBB," the lowest investment-grade rating, the universe of buyers expands significantly. There is a limited set of buyers of high-yield debt, but a vast arena of buyers of investment-grade securities. Our favorite names within this optimistic scenario include Long Island Lighting, Niagara Mohawk, and Cleveland Electric.

Q. YOU ALSO HAVE ABOUT 20% OF ASSETS IN HIGH-YIELD CORPORATE BONDS. WHY DO YOU FEEL COMFORTABLE WITH THIS LEVEL, AND WHAT TYPES OF HIGH-YIELD BONDS ARE IN THE PORTFOLIO?
A. We like high-yield bonds because the economy is strong and the credit quality of this sector is improving as well. We focus on the higher end of the sector, "BB"-rated bonds, and on issues that we believe will cross over to investment-grade ratings in the next 12 to 18 months. Our largest holdings include the utilities I mentioned before, as well as Tenet Healthcare, a large hospital consolidator with an investment-grade credit profile, and Continental Airlines, which is benefiting from strong pricing trends in the domestic airline business.

Q. AT THE SAME TIME, YOU'VE CUT THE FUND'S POSITION IN NONDOLLAR MARKETS FROM APPROXIMATELY 10% OF ASSETS TO 4% IN RECENT MONTHS. WHY?
A. With the tremendous decline in interest rates in Europe throughout 1996, we feel this sector is less attractive than it was when rates were significantly higher earlier in 1996. Given all the concern over European monetary unification, we feel that this sector represents merely fair value.

Q. WE'VE TALKED ABOUT SOME SECTORS AND INDUSTRIES THAT HELPED THE FUND OVER THE PAST YEAR; NOW, WOULD YOU MIND TALKING ABOUT ANY POSITIONS THAT DID NOT PERFORM AS WELL AS YOU HOPED?
A. The Fund maintains positions in a couple of companies that have been adversely affected by the deteriorating pattern in consumer delinquencies. Advanta Corp., a credit-card company, had a significant pickup in delinquencies that resulted in an unexpected loss in the first quarter of 1997. At the same time, First Merchants Acceptance Corp. had difficulty with delinquencies in its auto-loan portfolio. Although we are very concerned about these trends and talk with the companies frequently, we believe the securities of both of these institutions represent good value at current prices.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE GENERAL ECONOMIC ENVIRONMENT FOR YOUR MARKET, AND HOW ARE YOU POSITIONING THE FUND FOR THOSE CHANGES?
A. We are watching the current pace of economic growth and inflation very closely. While the economy has been growing at a steady pace, we are on the lookout for signs of an economic slowdown. If we see any of these signs, we will increase the duration of the portfolio to take advantage of a likely move to lower interest rates. If we see signs of a protracted slowdown, we will reduce our exposure to both investment-grade and high-yield corporate securities. Finally, inflation is the enemy of every bond investor, and it has failed to show up in the current cycle, despite the strong pace of growth and resource utilization. If we begin to see signs of inflation, we will reduce the duration of the portfolio to seek to protect the Fund against the potential for lower bond prices that could result from higher interest rates.


/s/ Geoffrey L. Kurinsky
    Geoffrey L. Kurinsky
    Portfolio Manager

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE

   GEOFFREY L. KURINSKY BEGAN HIS CAREER AT MFS IN 1987 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND BOSTON UNIVERSITY'S GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN
   1993. HE HAS MANAGED MFS(R) BOND FUND SINCE 1989.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  FUND FACTS

  STRATEGY:                  THE FUND SEEKS TO PROVIDE AS HIGH A LEVEL OF
                             CURRENT INCOME AS IS BELIEVED TO BE CONSISTENT WITH
                             PRUDENT INVESTMENT RISK. THE SECONDARY OBJECTIVE OF
                             THE FUND IS TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     CLASS A:  MAY 8, 1974
                             CLASS B:  SEPTEMBER 7, 1993
                             CLASS C:  JANUARY 3, 1994
                             CLASS I:  JANUARY 2, 1997

  SIZE:                      $694.3 MILLION NET ASSETS AS OF APRIL 30, 1997
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Bond Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in loads and fees paid by shareholders investing in different classes. It is not possible to invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended April 30, 1997)


               MFS              CONSUMER              LEHMAN BROTHERS
            BOND FUND          PRICE INDEX         GOVERNMENT/CORPORATE
             CLASS A               U.S.                  BOND INDEX
            ---------          -----------         --------------------
4/92          9,527              10,000                   10,000
4/93         10,813              10,323                   11,450
4/94         11,043              10,566                   11,581
4/95         11,902              10,889                   12,382
4/96         12,934              11,195                   13,453
4/97         14,097              11,508                   14,356

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended April 30, 1997)

               MFS              CONSUMER              LEHMAN BROTHERS
            BOND FUND          PRICE INDEX         GOVERNMENT/CORPORATE
             CLASS A               U.S.                  BOND INDEX
            ---------          -----------         --------------------
4/87          9,525              10,000                   10,000
4/89         10,705              10,917                   11,503
4/91         13,258              11,990                   14,316
4/93         16,914              12,770                   18,157
4/95         18,617              13,471                   19,653
4/97         22,050              14,237                   22,766


AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 1997

                                                                    1 Year          3 Years          5 Years         10 Years
----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Fund (Class A)
  including 4.75% sales charge (SEC results)                        +3.82%           +6.72%           +7.10%           +8.23%
----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Fund (Class A) at net asset value                          +8.99%           +8.48%           +8.15%           +8.76%
----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Fund (Class B) with CDSC (SEC results)                     +4.16%           +6.78%           +7.26%           +8.46%
----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Fund (Class B) at net asset value                          +8.16%           +7.65%           +7.55%           +8.46%
----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Fund (Class C) with CDSC (SEC results)                     +7.27%           +7.72%           +7.62%           +8.50%
----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Fund (Class C) at net asset value                          +8.27%           +7.72%           +7.62%           +8.50%
----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Fund (Class I) with CDSC (SEC results)                     +9.21%           +8.55%           +8.19%           +8.78%
----------------------------------------------------------------------------------------------------------------------------------
MFS Bond Fund (Class I) at net asset value                          +9.21%           +8.55%           +8.19%           +8.78%
----------------------------------------------------------------------------------------------------------------------------------
Average corporate debt BBB-rated fund*                              +7.42%           +7.80%           +8.29%           +8.53%
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/
  Corporate Bond Index**                                            +6.72%           +7.42%           +7.50%           +8.57%
----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index(+)                                             +2.80%           +2.89%           +2.85%           +3.60%
----------------------------------------------------------------------------------------------------------------------------------
 *  Source: Lipper Analytical Services.
**  Source: CDA/Wiesenberger.
(+) The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included in the Class B and Class C share SEC performance with CDSC has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the sales charge generally applicable to Class A shares.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share SEC performance has been adjusted to reflect the fact that Class I shares have no initial sales charge. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1997

LARGEST SECTORS

High-Grade Corporates         46%
High-Yield Corporates         20%
Mortgage Backed               11%
Asset Backed                   6%
Emerging Markets               6%
Nondollar                      4%
U.S. Treasuries                4%
Miscellaneous                  3%

For a more complete breakdown, refer to the Portfolio of Investments.

--------------------------------------------------------------------------------
   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 1996.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - April 30, 1997

Bonds - 97.4%
------------------------------------------------------------------------------------------------------------
S&P
Bond
Rating                                                                  Principal Amount
(Unaudited)           Issuer                                               (000 Omitted)             Value
------------------------------------------------------------------------------------------------------------
                      U.S. Bonds - 93.3%
                        Aerospace - 0.3%
BBB-                      Northrup Grumman Corp., 9.375s, 2024                   $ 2,200      $  2,374,922
------------------------------------------------------------------------------------------------------------
                        Airlines - 7.6%
BB                        Airplane Pass-Through Trust,
                            10.875s, 2019                                        $ 1,500      $  1,642,500
B                         Continental Airlines, Inc.,
                            9.5s, 2001                                             4,250         4,345,625
BBB                       Continental Airlines, Inc.,
                            9.5s, 2013                                             4,411         4,896,794
BBB                       Continental Airlines, Inc.,
                            10.22s, 2014                                           5,346         6,207,387
NR                        Continental Airlines, Inc.,
                            7.461s, 2016                                           1,000           992,978
BB+                       Delta Airlines, Inc.,
                            8.5s, 2002                                             3,155         3,304,263
BB+                       Delta Airlines, Inc.,
                            9.75s, 2021                                           12,330        14,476,283
A                         Jet Equipment Trust,
                            8.64s, 2012##                                          2,040         2,188,904
BB+                       Jet Equipment Trust,
                            11.44s, 2014##                                         3,500         4,091,885
NR                        Jet Equipment Trust,
                            10.69s, 2015##                                         2,390         2,842,475
BB-                       Northwest Airlines, Inc.,
                            8.7s, 2007                                             1,000           990,820
A-                        Southwest Airlines Co.,
                            7.375s, 2027                                           1,500         1,431,000
BB                        United Airlines, Inc.,
                            9.125s, 2012                                           1,500         1,627,575
BB+                       United Airlines, Inc.,
                            7.27s, 2013                                            3,978         3,831,488
                                                                                              ------------
                                                                                              $ 52,869,977
----------------------------------------------------------------------------------------------------------
                        Automotive - 1.3%
BB-                       Lear Corp., 9.5s, 2006                                 $ 4,500      $  4,657,500
BB+                       Mark IV Industries, Inc.,
                            7.75s, 2006                                            4,500         4,263,750
                                                                                              ------------
                                                                                              $  8,921,250
----------------------------------------------------------------------------------------------------------
                        Bank and Finance - 10.1%
BB+                       ADVANTA Corp., 7.07s, 1997                             $10,000      $ 10,008,000
BB+                       ADVANTA Corp., 6.925s, 2002                              2,475         2,374,367
BBB+                      AFC Capital Trust, 8.207s, 2027                          3,775         3,779,643
A-                        BankAmerica Capital II, 8s,
                            2026                                                   4,550         4,491,578
BB+                       Bank United Corp., 8.875s, 2007                          1,325         1,313,406
A                         Bear Stearns Cos., Inc., 7s,
                            2007                                                   1,600         1,536,416
BBB+                      BT Institutional Capital Trust,
                            8.09s, 2026##                                          3,000         2,858,340
BB+                       Capital One Financial Corp.,
                            7.25s, 2003                                            2,675         2,586,974
BB                        Colonial Capital II,
                            8.92s, 2027                                            1,640         1,600,115
BB+                       Contifinancial Corp., 8.375s,
                            2003                                                   1,735         1,748,013
A+                        Credit Suisse, 7.9s, 2007##                              5,759         5,830,124
NR                        First Chicago, 7.95s, 2026##                             1,300         1,243,944
BBB-                      First Empire Capital Trust,
                            8.234s, 2027                                           3,275         3,200,723
NR                        First Merchants Acceptance
                            Corp., 9.5s, 2006                                      1,500         1,200,000
BB-                       First USA Capital Trust,
                            9.33s, 2027##                                          2,400         2,635,032
BB+                       Hubco Capital Trust,
                            8.98s, 2027##                                          2,000         1,972,500
A                         Lehman Brothers
                            Holdings, 7.125s, 2003                                 3,000         2,960,250
A                         Lehman Brothers
                            Holdings, 7.5s, 2003                                   8,800         8,955,672
BBB                       Leucadia Capital Trust,
                            8.65s, 2027                                            2,000         1,895,000
BBB-                      MBNA Capital, 8.278s, 2026                               2,000         1,901,720
BB-                       Riggs National Corp.,
                            8.5s, 2006                                             1,250         1,262,500
BBB                       Salomon, Inc., 7.2s, 2004                                1,260         1,236,035
A                         State Street Institutional
                            Capital,
                            7.94s, 2026##                                          2,450         2,361,188
BBB-                      UCFC, 7.7s, 2004                                         1,300         1,260,051
                                                                                             -------------
                                                                                             $  70,211,591
----------------------------------------------------------------------------------------------------------
                        Building - 1.9%
BB                        Building Materials Corp.,
                            8.625s, 2006                                         $ 1,000     $     965,000
BBB-                      Owens Corning Fiberglass Corp., 8.875s,
                            2002                                                   5,650         6,042,054
NR                        Owens Corning Fiberglass Corp.,
                            9.9s, 2015##                                           1,500         1,561,875
BB+                       USG Corp., 9.25s, 2001                                   4,440         4,650,900
                                                                                              ------------
                                                                                              $ 13,219,829
----------------------------------------------------------------------------------------------------------
                        Business Machines - 0.3%
A                         IBM Corp., 7.125s, 1997                                $ 2,500      $  2,273,650
----------------------------------------------------------------------------------------------------------
                        Consumer Goods and Services - 1.1%
BBB-                      Fingerhut Cos., Inc.,
                            7.375s, 1999                                         $ 1,600      $  1,600,000
A                         Philip Morris Cos., Inc.,
                            7.5s, 2004                                             6,189         6,187,700
                                                                                              ------------
                                                                                              $  7,787,700
----------------------------------------------------------------------------------------------------------
                        Corporate Asset Backed - 5.8%
BBB                       BCF LLC, 96-R1, 7.75s, 2026##                          $ 2,477      $  2,338,275
AAA                       Chevy Chase Master Credit Card
                            Trust, 5.838s, 2005                                    2,500         2,500,000
AAA                       MBNA Master Credit Card Trust, 5.798s,
                            2006                                                  30,000        29,981,100
NR                        Merrill Lynch Mortgage Investors, Inc.,
                            9.7s, 2008                                                12            11,990
NR                        Merrill Lynch Mortgage Investors, Inc.,
                            8.3s, 2011                                             1,427         1,440,697
NR                        Merrill Lynch Mortgage Investors, Inc.,
                            9s, 2011                                                 751           765,065
NR                        Merrill Lynch Mortgage Investors, Inc.,
                            10s, 2011                                              1,172         1,228,643
B                         Merrill Lynch Mortgage Investors, Inc.,
                            8.10s, 2022+                                           2,000         1,699,375
                                                                                              ------------
                                                                                              $ 39,965,145
----------------------------------------------------------------------------------------------------------
                        Entertainment - 9.9%
BBB+                      Circus Circus
                            Enterprises, 6.7s, 2020                              $ 3,000      $  2,870,070
BBB                       Continental Cablevision, Inc.,
                            11s, 2007                                             10,000        11,253,100
BBB                       News America Holdings, Inc.,
                            10.125s, 2012                                          6,825         7,585,100
BBB                       News America Holdings, Inc.,
                            9.5s, 2024                                             2,600         2,860,390
BBB                       News America Holdings, Inc.,
                            8.15s, 2036                                            3,250         3,098,388
BBB-                      NWCG Holdings Corp., 0s, 1999                            5,060         4,364,250
BB+                       TCI Communications, Inc.,
                            9.65s, 2027                                            4,650         4,580,250
BBB-                      Tele-Communications, Inc.,
                            7.38s, 2001                                            1,375         1,360,108
BBB-                      Tele-Communications, Inc.,
                            7.385s, 2001                                           9,500         9,398,920
BBB-                      Tele-Communications, Inc.,
                            9.25s, 2002                                            2,000         2,119,880
BBB-                      Time Warner, Inc., 6.1s, 2001##                          7,000         6,629,770
BBB-                      Time Warner, Inc., 9.15s, 2023                          10,354        11,060,143
B-                        World Com, Inc., 7.75s, 2009                             1,600         1,600,096
                                                                                              ------------
                                                                                              $ 68,780,465
----------------------------------------------------------------------------------------------------------
                        Food and Beverage Products - 0.4%
BBB-                      RJR Nabisco, Inc., 8.75s, 2007                         $ 3,000      $  2,890,470
----------------------------------------------------------------------------------------------------------
                        Foreign - U.S. Dollar Denominated - 8.0%
NR                        Banco Comercial S.A.,
                            8.25s, 2007##                                        $ 1,820      $  1,793,392
BBB                       Dao Heng Bank Ltd., 7.75s,
                            2007##                                                 2,500         2,465,450
A-                        Empresa Nacional, 7.325s, 2037                           2,367         2,336,679
A-                        Enersis S.A., 6.9s, 2006                                 1,200         1,146,000
BBB-                      Financiera Energetica Nacional, 9.375s,
                            2006##                                                 6,150         6,365,250
NR                        Hidroelectrica Alicura,
                            8.375s, 1999##                                         4,325         4,325,000
NR                        Industrial Finance Corp.,
                            7.375s, 2007##                                         3,000         2,936,490
AA-                       Korea Development Bank,
                            6.75s, 2005                                            7,000         6,693,680
AA-                       Korea Electric Power, 7s, 2027                           4,025         3,914,393
NR                        Montell America Finance Corp.,
                            7.6s, 2007##                                           1,250         1,250,000
BB                        Pepsi-Gemex S.A., 9.75s, 2004##                          1,350         1,336,500
BBB-                      Petroleum Geo
                            Services, 7.5s, 2007                                     675           670,781
BB                        Polysindo Internationale
                            Finance, 13s, 2001                                     2,217         2,477,498
BB                        Republic of Argentina,
                            9.25s, 2001                                            1,560         1,612,650
BBB-                      Republic of Colombia,
                            8.75s, 1999                                              110           115,088
BBB-                      Republic of Colombia,
                            7.625s, 2007                                           1,950         1,829,724
BBB-                      Republic of Colombia,
                            8.7s, 2016                                             6,200         6,203,472
BB+                       Republic of Panama,
                            7.875s, 2002##                                         1,370         1,311,775
BBB-                      Total Access Communications, 8.375s,
                            2006##                                                 1,500         1,487,340
BBB-                      United Mexican States, Floating Rate,
                            2001##                                                 2,500         2,525,000
BB                        United Mexican
                            States, 11.375s, 2016                                  2,500         2,637,500
                                                                                              ------------
                                                                                              $ 55,433,662
----------------------------------------------------------------------------------------------------------
                        Forest and Paper Products - 3.0%
BBB-                      Boise Cascade Co., 9.85s, 2002                         $ 4,412      $  4,897,099
BBB-                      Boise Cascade Co., 7.43s, 2005                           5,000         4,964,400
BBB-                      Georgia Pacific Corp., 9.875s,
                            2021                                                   7,850         8,600,696
A                         Westvaco Corp., 7.65s, 2027                              2,510         2,497,550
                                                                                              ------------
                                                                                              $ 20,959,745
----------------------------------------------------------------------------------------------------------
                        Insurance - 5.0%
BBB-                      Conseco Financing Trust III,
                            8.796s, 2027                                         $ 1,600      $  1,612,000
A                         Equitable Life Assurance,
                            7.7s, 2015##                                           4,435         4,289,310
BBB+                      Fairfax Financial
                            Holdings, 8.3s, 2026                                   2,750         2,803,405
A+                        Jackson National Life Insurance Co.,
                            8.15s, 2027##                                          3,000         2,994,810
A+                        Liberty Mutual Insurance Co.,
                            8.2s, 2007##                                           5,375         5,652,350
A+                        Nationwide Mutual Insurance Co., 7.5s,
                            2024##                                                 6,440         5,836,701
AA-                       New York Life Insurance Co.,
                            7.5s, 2023##                                           2,000         1,844,360
NR                        Providian Capital, 9.525s, 2027                          4,100         4,125,625
A                         Travelers Capital II,
                            7.75s, 2036                                            5,875         5,581,250
                                                                                              ------------
                                                                                              $ 34,739,811
----------------------------------------------------------------------------------------------------------
                        Medical and Health Technology and Services - 1.3%
BB                        Tenet Healthcare Corp.,
                            8.625s, 2003                                         $ 2,000      $  2,030,000
BB                        Tenet Healthcare Corp.,
                            8s, 2005                                               3,950         3,871,000
B+                        Tenet Healthcare Corp.,
                            10.125s, 2005                                          2,740         2,931,800
                                                                                              ------------
                                                                                              $  8,832,800
----------------------------------------------------------------------------------------------------------
                        Oil Services - 0.4%
BBB                       Transcontinental
                            Gas, 7.25s, 2026                                     $ 3,015      $  2,796,413
----------------------------------------------------------------------------------------------------------
                        Oils - 2.6%
BB                        Chesapeake Energy Corp.
                            7.875s, 2004##                                       $ 4,000      $  3,880,000
NR                        Enserch Exploration,
                            7.54s, 2009##                                          1,625         1,586,715
BBB-                      Freeport-McMoRan Co.,
                            7.5s, 2006                                               850           832,575
BB+                       Gulf Canada Resources Ltd.,
                            8.25s, 2017                                            2,000         1,965,000
BBB                       Husky Oil Ltd., 7.125s, 2006                             3,000         2,924,550
BB                        Oryx Energy Co., 10s, 2001                                 102           110,928
BBB-                      Tosco Corp., 7.8s, 2027##                                3,250         3,201,494
A-                        Transocean Offshore, Inc.,
                            8s, 2027                                               3,285         3,329,183
                                                                                              ------------
                                                                                              $ 17,830,445
----------------------------------------------------------------------------------------------------------
                        Restaurants and Lodging - 1.4%
BBB+                      Hilton Hotels Corp.,
                            7.95s, 2007                                          $ 9,300      $  9,376,353
----------------------------------------------------------------------------------------------------------
                        Steel - 0.4%
BB-                       AK Steel Corp., 9.125s, 2006                           $ 2,500      $  2,468,750
----------------------------------------------------------------------------------------------------------
                        Supermarkets - 1.5%
BBB-                      Great Atlantic & Pacific Tea,
                            9.125s, 1998                                         $ 6,480      $  6,605,194
NR                        Great Atlantic & Pacific Tea,
                            7.75s, 2007##                                          3,850         3,859,625
                                                                                              ------------
                                                                                              $ 10,464,819
----------------------------------------------------------------------------------------------------------
                        Telecommunications - 0.3%
BBB-                      360 Communications Corp.,
                            7.5s, 2006                                           $ 1,000        $  984,300
B-                        360 Communications Corp.,
                            7.6s, 2009                                             1,000           985,340
                                                                                              ------------
                                                                                              $  1,969,640
----------------------------------------------------------------------------------------------------------
                        Transportation - 0.2%
NR                        Humpuss Funding Corp., 7.72s, 2009##                   $ 1,500      $  1,477,062
----------------------------------------------------------------------------------------------------------
                        U.S. Government and Agency
                      Obligations - 15.0%
GOV                       Federal Home Loan Mortgage
                            Corp., 9.5s, 2001                                    $     7          $  7,813
GOV                       Government National Mortgage
                            Assn., 7.5s, 2007-2011                                 7,928         8,022,144
GOV                       Government National Mortgage
                            Assn., 8s, 2024-2026                                  41,993        49,582,149
GOV                       Government National Mortgage
                            Assn., 8.5s, 2026 - 2027                              16,502        20,351,758
GOV                       Government National Mortgage
                            Assn., 13.25s, 2023                                      684           762,620
GOV                       U.S. Treasury Bonds, 6.5s, 2026                          9,726         9,134,854
GOV                       U.S. Treasury Bonds, 6.625s, 2027                        8,850         8,491,841
GOV                       U.S. Treasury Notes, 6.625s, 2002                        3,250         3,257,605
GOV                       U.S. Treasury Notes, 6.25s, 2007                         5,000         4,837,500
                                                                                              ------------
                                                                                              $104,448,284
----------------------------------------------------------------------------------------------------------
                        Utilities - Electric - 12.0%
BBB                       Arkansas Power & Light Co.,
                            8.75s, 2026                                          $   500        $  493,550
B+                        Beaver Valley II Funding, 9s, 2017                       3,000         3,025,050
BB                        Central Maine Power Co.,
                            7.45s, 1999                                            1,500         1,482,795
BB                        Cleveland Electric
                            Illumination, 9.05s, 2001                              2,300         2,432,917
BB                        Cleveland Electric
                            Illumination, 9.375s, 2017                             4,163         4,276,609
BB                        Cleveland Electric
                            Illumination, 9s, 2023                                 4,677         4,799,631
BBB-                      Comed Financing II,
                            8.5s, 2027##                                           1,000           973,750
BBB                       Commonwealth Edison,
                            8.375s, 2006                                             800           844,208
BBB-                      Commonwealth Edison,
                            7.625s, 2007                                           2,460         2,425,954
NR                        Edison Mission Energy,
                            7.33s, 2008##                                            725           714,234
BB-                       El Paso Electric Co.,
                            8.9s, 2006                                             1,750         1,818,775
BBB+                      Empresa Electrica, 7.3s, 2003                            2,385         2,370,261
BBB                       Edelnor, 7.75s, 2006                                     1,150         1,134,786
BB-                       First PV Funding Corp.,
                            10.3s, 2014                                            1,598         1,693,880
BB-                       First PV Funding Corp.,
                            10.15s, 2016                                             826           879,690
BB+                       Long Island Lighting Co.,
                            7.5s, 2007                                             1,500         1,473,435
BB+                       Long Island Lighting Co.,
                            8.9s, 2019                                             7,393         7,659,296
BB+                       Long Island Lighting Co.,
                            9s, 2022                                               6,215         6,735,009
BB+                       Long Island Lighting Co.,
                            8.2s, 2023                                               125           125,765
BBB-                      Louisiana Power & Light Co.,
                            10.67s, 2017                                             490           524,256
BBB-                      Louisiana Power & Light Co.,
                            10.67s, 2017                                           1,450         1,551,312
BBB                       Louisiana Power & Light Co.,
                            8.75s, 2026                                              567           568,508
BB                        Midland Corp., 10.33s, 2002                              2,686         2,874,716
BBB                       Montana Power Co., 7.875s, 2026                          1,000           970,000
BB-                       Niagara Mohawk Power Co.,
                            6.875s, 2001                                           3,500         3,390,975
BB-                       Niagara Mohawk Power Co.,
                            8s, 2004                                               2,425         2,388,480
B+                        North Atlantic Energy,
                            9.05s, 2002                                            4,378         4,322,618
BBB-                      Salton Sea Funding Corp.,
                            6.69s, 2000                                            2,779         2,773,521
BBB-                      Salton Sea Funding Corp.,
                            7.37s, 2005                                            2,655         2,615,679
BBB-                      Salton Sea Funding Corp.,
                            7.84s, 2010                                            3,775         3,708,749
BBB-                      Salton Sea Funding Corp.,
                            8.3s, 2011                                             1,500         1,535,325
A-                        Southern Co., Capital Trust,
                            8.19s, 2037##                                          3,660         3,641,700
BBB-                      System Energy Resources, 7.8s, 2000                      3,990         3,991,077
B+                        Texas & New Mexico Power Co.,
                            12.5s, 1999                                            2,700         2,904,741
                                                                                              ------------
                                                                                              $ 83,121,252
----------------------------------------------------------------------------------------------------------
                        Utilities - Gas - 3.5%
BB+                       California Energy Co., 0s, 2004                        $ 2,350      $  2,502,750
BBB-                      Coastal Corp., 7.42s, 2037                              10,736        10,209,614
BB+                       Louis Dreyfus Natural
                            Gas, 9.25s, 2004                                       4,055         4,288,163
BBB+                      Ras Laffan Liquefied Natural
                            Gas, 7.628s, 2006##                                    1,500         1,503,750
BBB+                      Ras Laffan Liquefied Natural
                            Gas, 8.294s, 2014##                                    2,075         2,077,594
BBB                       Tennessee Gas Pipeline,
                            7.625s, 2037                                           4,000         3,940,000
                                                                                              ------------
                                                                                              $ 24,521,871
----------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                              $647,735,906
----------------------------------------------------------------------------------------------------------
                      Foreign Bonds - 4.1%
                        Australia - 0.7%
AAA                       Commonwealth of Australia,
                            8.75s, 2001                        AUD                 2,090      $  1,718,384
NR                        Commonwealth of Australia,
                            10s, 2002                                              3,470         3,009,933
                                                                                              ------------
                                                                                              $  4,728,317
----------------------------------------------------------------------------------------------------------
                        Canada - 0.2%
AAA                       Government of Canada, 8.75s, 2005    CAD                 1,890      $  1,546,646
----------------------------------------------------------------------------------------------------------
                        Denmark - 0.2%
NR                        Danish Nykredit, 8s, 2026            DKK                 9,164      $  1,415,187
AAA                       Kingdom of Denmark, 8s, 2001                               325            54,667
                                                                                              ------------
                                                                                              $  1,469,854
----------------------------------------------------------------------------------------------------------
                        Greece - 0.3%
NR                        Hellenic Republic, Floating
                            Rate, 2003                         GRD               555,000      $  2,118,760
----------------------------------------------------------------------------------------------------------
                        Ireland - 0.3%
NR                        Republic of Ireland,
                            6.25s, 1999                        IEP                   300        $  450,972
NR                        Republic of Ireland, 8s, 2000                              995         1,580,685
                                                                                              ------------
                                                                                              $  2,031,657
----------------------------------------------------------------------------------------------------------
                        Italy - 0.5%
AAA                       Republic of Italy, 9.5s, 1999        ITL             2,515,000      $  1,534,731
AAA                       Republic of Italy, 9.5s, 2001                        2,435,000         1,537,018
                                                                                              ------------
                                                                                              $  3,071,749
----------------------------------------------------------------------------------------------------------
                        Japan - 0.6%
AAA                     International Bank of
                          Reconstruction &
                          Development, 4.75s, 2004             JPY               464,000      $  4,278,157
----------------------------------------------------------------------------------------------------------
                        New Zealand - 0.2%
AAA                       Government of New Zealand, 8s, 2001  NZD                 2,210      $  1,548,025
----------------------------------------------------------------------------------------------------------
                        Spain - 0.5%
NR                        Kingdom of Spain, 10.1s, 2001        ESP               187,490      $  1,469,006
NR                        Kingdom of Spain, 10.5s, 2003                          188,010         1,562,756
NR                        Kingdom of Spain, 7.35s, 2007                           94,560           671,873
                                                                                              ------------
                                                                                              $  3,703,635
----------------------------------------------------------------------------------------------------------
                        Sweden - 0.2%
NR                        Kingdom of Sweden, 10.25s, 2000      SEK                 9,800      $  1,408,101
----------------------------------------------------------------------------------------------------------
                        United Kingdom - 0.4%
NR                        United Kingdom Conversion,
                            9.5s, 2004                         GBP                 1,200      $  2,184,350
NR                        United Kingdom Treasury,
                            9.75s, 2002                                              180           323,819
                                                                                              ------------
                                                                                              $  2,508,169
----------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                           $ 28,413,070
----------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $677,750,459)                                                   $676,148,976
----------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.8%
------------------------------------------------------------------------------------------------------------
                                                                                  Shares
------------------------------------------------------------------------------------------------------------
                          Oils - 0.2%
                            El Paso Tennessee Pipeline, "A"                       30,000      $  1,620,000
------------------------------------------------------------------------------------------------------------
                          Utilities - Electric - 0.6%
                            Long Island Lighting Co., 7.95%                      150,000      $  3,900,000
----------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $5,164,500)                                          $  5,520,000
----------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $682,914,959)                                             $681,668,976

Other Assets, Less Liabilities - 1.8%                                                           12,637,506
------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                           $694,306,482
------------------------------------------------------------------------------------------------------------
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

AUD  = Australian Dollars              IEP  = Irish Punts
CAD  = Canadian Dollars                ITL  = Italian Lire
DKK  = Danish Kroner                   JPY  = Japanese Yen
ESP  = Spanish Pesetas                 NZD  = New Zealand Dollars
GBP  = British Pounds                  SEK  = Swedish Kronor
GRD  = Greek Drachmas

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------------------
April 30, 1997
--------------------------------------------------------------------------------------------

Assets:
  Investments, at value (identified cost, $682,914,959)                         $681,668,976
  Cash                                                                                97,574
  Net receivable for forward foreign currency exchange contracts sold              1,135,358
  Net receivable for masternetting agreements and closed foreign currency
    exchange contracts purchased                                                     884,204
  Receivable for Fund shares sold                                                  2,378,822
  Receivable for investments sold                                                 28,941,395
  Interest and dividends receivable                                               13,153,242
  Other assets                                                                        46,598
                                                                                ------------
      Total assets                                                              $728,306,169
                                                                                ------------
Liabilities:
  Payable for Fund shares reacquired                                            $  1,814,769
  Payable for investments purchased                                               31,116,288
  Net payable for forward foreign currency exchange contracts purchased              652,976
  Payable to affiliates -
    Management fee                                                                     7,499
    Administrative fee                                                                   284
    Shareholder servicing agent fee                                                    2,462
    Distribution and service fee                                                     174,866
  Accrued expenses and other liabilities                                             230,543
                                                                                ------------
      Total liabilities                                                         $ 33,999,687
                                                                                ------------
Net assets                                                                      $694,306,482
                                                                                ============

Net assets consist of:
  Paid-in capital                                                               $709,152,020
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                                 93,916
  Accumulated net realized loss on investments and foreign
    currency transactions                                                        (14,389,593)
  Accumulated distributions in excess of net investment income                      (549,861)
                                                                                ------------
      Total                                                                     $694,306,482
                                                                                ============
Shares of beneficial interest outstanding                                        53,281,347
                                                                                 ==========
Class A shares:
Net asset value per share
(net assets of $541,709,680 / 41,536,538 shares of beneficial interest
  outstanding)                                                                     $13.04
                                                                                   ======
  Offering price per share (100 / 95.25)                                           $13.69
                                                                                   ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $123,000,129 / 9,468,112 shares of beneficial interest
      outstanding)                                                                 $12.99
                                                                                   ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $20,003,387 / 1,541,622 shares of beneficial interest
      outstanding)                                                                 $12.98
                                                                                   ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $9,593,286 / 735,075 shares of beneficial interest
      outstanding)                                                                 $13.05
                                                                                   ======
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A,
Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------------------
Year Ended April 30, 1997
--------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                     $54,358,273
    Dividends                                                                        257,770
                                                                                 -----------
      Total investment income                                                    $54,616,043
                                                                                 -----------
  Expenses -
    Management fee                                                               $ 2,708,535
    Trustees' compensation                                                            53,179
    Shareholder servicing agent fee                                                  298,027
    Shareholder servicing agent fee (Class A)                                        522,171
    Shareholder servicing agent fee (Class B)                                        167,693
    Shareholder servicing agent fee (Class C)                                         17,546
    Distribution and service fee (Class A)                                         1,596,084
    Distribution and service fee (Class B)                                         1,165,096
    Distribution and service fee (Class C)                                           178,635
    Administrative fee                                                                17,658
    Custodian fee                                                                    257,141
    Postage                                                                          168,564
    Printing                                                                         111,202
    Auditing fees                                                                     68,919
    Legal fees                                                                         7,031
    Miscellaneous                                                                    505,785
                                                                                 -----------
      Total expenses                                                             $ 7,843,266
    Fees paid indirectly                                                             (74,290)
                                                                                 -----------
      Net expenses                                                               $ 7,768,976
                                                                                 -----------
        Net investment income                                                    $46,847,067
                                                                                 -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                      $(3,310,886)
    Foreign currency transactions                                                   (470,892)
    Futures contracts                                                              1,914,100
                                                                                 -----------
      Net realized loss on investments and foreign currency transactions         $(1,867,678)
                                                                                 -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                                  $12,201,565
    Translation of assets and liabilities in foreign currencies                    1,232,344
    Futures contracts                                                             (1,955,578)
                                                                                 -----------
      Net unrealized gain on investments and foreign currency translation        $11,478,331
                                                                                 -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                               $ 9,610,653
                                                                                 -----------
          Increase in net assets from operations                                 $56,457,720
                                                                                 ===========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
Year Ended April 30,                                                     1997                     1996
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   46,847,067           $   43,924,568
  Net realized gain (loss) on investments and foreign
    currency transactions                                          (1,867,678)              19,192,453
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           11,478,331              (15,177,127)
                                                               --------------           --------------
      Increase in net assets from operations                   $   56,457,720           $   47,939,894
                                                               --------------           --------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $  (37,940,150)          $  (36,559,090)
  From net investment income (Class B)                             (7,378,321)              (6,140,409)
  From net investment income (Class C)                             (1,163,047)                (908,862)
  From net investment income (Class I)                               (232,891)                 --
  In excess of net investment income (Class B)                      --                         (66,320)
  In excess of net investment income (Class C)                      --                         (26,175)
  From paid-in capital                                              --                        (835,015)
                                                               --------------           --------------
    Total distributions declared to shareholders               $  (46,714,409)          $  (44,535,871)
                                                               --------------           --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                             $  373,868,501           $  345,474,743
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                  32,545,850               30,698,182
  Cost of shares reacquired                                      (356,986,978)            (305,118,806)
                                                               --------------           --------------
    Increase in net assets from Fund share transactions        $   49,427,373           $   71,054,119
                                                               --------------           --------------
      Total increase in net assets                             $   59,170,684           $   74,458,142
Net assets:
  At beginning of period                                          635,135,798              560,677,656
                                                               --------------           --------------

At end of period (including accumulated distributions in
 excess of net investment income of $549,861 and $228,954,
 respectively)                                                 $  694,306,482           $  635,135,798
                                                               ==============           ==============

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------------------------------------------
Year Ended April 30,                              1997           1996           1995           1994           1993
-------------------------------------------------------------------------------------------------------------------
                                               Class A
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $12.85         $12.71         $12.75         $14.39         $13.70
                                                ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                      $ 0.94         $ 0.95         $ 0.98         $ 1.02         $ 1.04
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                          0.18           0.15          (0.05)         (0.63)          0.74
                                                ------         ------         ------         ------         ------
      Total from investment operations          $ 1.12         $ 1.10         $ 0.93         $ 0.39         $ 1.78
                                                ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                    $(0.93)        $(0.94)        $(0.89)        $(1.06)        $(1.04)
  From net realized gain on investments
   and foreign currency transactions              --             --             --            (0.80)         (0.05)
  In excess of net investment income              --             --             --            (0.02)          --
  In excess of net realized gain on
   investments and foreign currency
   transactions                                   --             --             --            (0.01)          --
  From paid-in capital                            --            (0.02)         (0.08)         (0.14)          --
                                                ------         ------         ------         ------         ------
      Total distributions declared to
       shareholders                             $(0.93)        $(0.96)        $(0.97)        $(2.03)        $(1.09)
                                                ------         ------         ------         ------         ------
Net asset value - end of period                 $13.04         $12.85         $12.71         $12.75         $14.39
                                                ======         ======         ======         ======         ======
Total return(+)                                  8.99%          8.67%          7.78%          2.12%         13.42%
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                     1.02%          1.00%          1.00%          0.96%          0.88%
  Net investment income                          7.12%          7.10%          7.91%          7.17%          7.82%
Portfolio turnover                                446%           377%           306%           410%           330%
Net assets at end of period (000
 omitted)                                     $541,710       $514,892       $477,056       $459,311       $490,417

 #Per share data for the periods subsequent to April 30, 1993, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (S)The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                         --             --           $ 0.97         $ 1.01           --
    Ratios (to average net assets):
      Expenses##                                  --             --            1.10%          1.02%           --
      Net investment income                       --             --            7.81%          7.10%           --

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
Year Ended April 30,                              1992           1991           1990           1989           1988
-------------------------------------------------------------------------------------------------------------------
                                               Class A
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $13.25         $12.69         $12.80         $13.20         $14.04
                                                ------         ------         ------         ------         ------
Income from investment operations -
  Net investment income                         $ 1.13         $ 1.14         $ 1.20         $ 1.15         $ 1.16
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                          0.45           0.59          (0.14)         (0.38)         (0.42)
                                                ------         ------         ------         ------         ------
      Total from investment operations          $ 1.58         $ 1.73         $ 1.06         $ 0.77         $ 0.74
                                                ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                    $(1.13)        $(1.17)        $(1.17)        $(1.17)        $(1.15)
  From net realized gain on investments
   and foreign currency transactions              --             --             --             --            (0.43)
                                                ------         ------         ------         ------         ------
      Total distributions declared to
       shareholders                             $(1.13)        $(1.17)        $(1.17)        $(1.17)        $(1.58)
                                                ------         ------         ------         ------         ------
Net asset value - end of period                 $13.70         $13.25         $12.69         $12.80         $13.20
                                                ======         ======         ======         ======         ======
Total return(+)                                 12.39%         13.65%          7.69%          5.49%          5.18%
Ratios (to average net assets)/Supplemental data:
  Expenses                                       0.91%          0.79%          0.75%          0.83%          0.76%
  Net investment income                          8.39%          8.82%          9.10%          8.93%          8.85%
Portfolio turnover                                243%           189%           186%           160%           287%
Net assets at end of period (000
 omitted)                                     $448,261       $315,722       $293,242       $299,485       $310,403

(+)Total returns for Class A shares do not include the applicable sales charge
   (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
Year Ended April 30,                                      1997           1996           1995          1994*
-----------------------------------------------------------------------------------------------------------
                                                       Class B
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $12.79         $12.69         $12.73         $14.99
                                                        ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                 $ 0.83         $ 0.85         $ 0.88         $ 0.56
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions          0.19           0.13          (0.05)         (1.30)
                                                        ------         ------         ------         ------
      Total from investment operations                  $ 1.02         $ 0.98         $ 0.83         $(0.74)
                                                        ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                            $(0.82)        $(0.85)        $(0.80)        $(0.59)
  From net realized gain on investments and
   foreign currency transactions                          --             --             --            (0.80)
  In excess of net investment income                      --            (0.01)          --            (0.02)
  In excess of net realized gain on investments
   and foreign currency transactions                      --             --             --            (0.01)
  From paid-in capital                                    --            (0.02)         (0.07)         (0.10)
                                                        ------         ------         ------         ------
      Total distributions declared to
       shareholders                                     $(0.82)        $(0.88)        $(0.87)        $(1.52)
                                                        ------         ------         ------         ------
Net asset value - end of period                         $12.99         $12.79         $12.69         $12.73
                                                        ======         ======         ======         ======
Total return                                             8.16%          7.90%          6.90%        (5.42)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.76%          1.81%          1.84%          1.83%+
  Net investment income                                  6.39%          6.29%          7.17%          6.39%+
Portfolio turnover                                        446%           377%           306%           410%
Net assets at end of period (000 omitted)             $123,000       $102,914        $75,451        $33,413

 *For the period from the commencement of offering of Class B shares, September 7, 1993, to
  April 30, 1994.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                                                        Period
                                                            Year Ended April 30,                        Ended
                                              ----------------------------------------------------      April 30,
                                                 1997           1996           1995         1994**      1997***
---------------------------------------------------------------------------------------------------     ---------
                                              Class C                                                     Class I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $12.79         $12.68         $12.72         $13.57         $13.15
                                               ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                        $ 0.83         $ 0.85         $ 0.88         $ 0.29         $ 0.31
  Net realized and unrealized gain
   (loss)
   on investments and foreign currency
   transactions                                  0.20           0.15          (0.05)         (0.90)         (0.09)
                                               ------         ------         ------         ------         ------
      Total from investment operations         $ 1.03         $ 1.00         $ 0.83         $(0.61)        $ 0.22
                                               ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                   $(0.84)        $(0.85)        $(0.80)        $(0.22)        $(0.32)
  In excess of net investment income             --            (0.02)          --             --             --
  From paid-in capital                           --            (0.02)         (0.07)         (0.02)          --
                                               ------         ------         ------         ------         ------
      Total distributions declared to
       shareholders                            $(0.84)        $(0.89)        $(0.87)        $(0.24)        $(0.32)
                                               ------         ------         ------         ------         ------
Net asset value - end of period                $12.98         $12.79         $12.68         $12.72         $13.05
                                               ======         ======         ======         ======         ======
Total return                                    8.27%          7.90%          7.00%          4.57%++         1.70%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    1.74%          1.74%          1.75%          1.80%+          0.69%+
  Net investment income                         6.44%          6.35%          7.17%          6.57%+          7.19%+
Portfolio turnover                               446%           377%           306%           410%           446%
Net assets at end of period (000 omitted)    $20,003        $17,330         $8,171         $7,627         $9,593

 **For the period from the commencement of offering of Class C shares, January 3, 1994, to
   April 30, 1994.
***For the period from the commencement of offering of Class I shares, January 2, 1997,  to
   April 30, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust).The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended April 30, 1997, $453,565 was reclassified to accumulated distributions in excess of net investment income from accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At April 30, 1997, accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to significant temporary differences in accounting for capital losses.

At April 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $12,393,120 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($9,844,270) and April 30, 2005, ($2,548,850).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.20% of average daily net assets and 2.47% of investment income. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $16,704 for the year ended April 30, 1997.

Administrator - Effective March 1, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $134,341 for the year ended April 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $284,694 for the year ended April 30, 1997. The fund is currently paying distribution fees of 0.05% per annum. Payment of the remaining portion of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended April 30, 1997, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $27,709 and $16,107 for Class B and Class C shares, respectively, for the year ended April 30, 1997. Fees incurred under the distribution plan during the year ended April 30, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 1997, were $38,472, $245,479, and $5,977 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                   Purchases               Sales
------------------------------------------------------------------------------------------------
U.S. government securities                                    $1,486,064,546      $1,510,375,064
                                                              ==============      ==============
Investments (non-U.S. government securities)                  $1,440,708,102      $1,368,604,285
                                                              ==============      ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                      $683,310,424
                                                                                    ============
Gross unrealized depreciation                                                       $ (6,954,179)
Gross unrealized appreciation                                                          5,312,731
                                                                                    ------------
  Net unrealized depreciation                                                       $ (1,641,448)
                                                                                    ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                 1997                                 1996
Year Ended April 30,                  ------------------------------        -----------------------------
                                           Shares             Amount            Shares             Amount
--------------------------------------------------------------------        -----------------------------
Shares sold                            19,892,064       $259,257,771        13,392,544       $177,853,643
Shares issued to shareholders in
 reinvestment of distributions          2,100,680         27,188,616         1,990,650         26,407,792
Shares transferred to Class I            (736,830)        (9,689,294)
Shares reacquired                     (19,787,017)      (257,602,400)      (12,850,236)      (170,615,920)
                                      -----------       ------------       -----------       ------------
    Net increase                        1,468,897       $ 19,154,693         2,532,958       $ 33,645,515
                                      ===========       ============       ===========       ============

Class B Shares

                                                 1997                                 1996
Year Ended April 30,                  ------------------------------       ------------------------------
                                           Shares             Amount            Shares             Amount
--------------------------------------------------------------------       ------------------------------
Shares sold                             7,303,701       $ 94,245,630        10,686,248       $141,536,278
Shares issued to shareholders in
 reinvestment of distributions            346,001          4,490,950           278,128          3,686,196
Shares reacquired                      (6,225,167)       (80,626,350)       (8,868,575)      (117,295,920)
                                      -----------       ------------       -----------       ------------
    Net increase                        1,424,535       $ 18,110,230         2,095,801       $ 27,926,554
                                      ===========       ============       ===========       ============

Class C Shares

                                                 1997                                 1996
Year Ended April 30,                  ------------------------------       ------------------------------
                                           Shares             Amount            Shares             Amount
--------------------------------------------------------------------       ------------------------------
Shares sold                               783,293       $ 10,174,727         1,964,041       $ 26,084,822
Shares issued to shareholders in
 reinvestment of distributions             49,134            633,359            45,429            604,194
Shares reacquired                        (645,483)        (8,302,572)       (1,299,139)       (17,206,966)
                                      -----------       ------------       -----------       ------------
    Net increase                          186,944       $  2,505,514           710,331       $  9,482,050
                                      ===========       ============       ===========       ============

Class I Shares

                                                 1997*
Period Ended April 30,                ------------------------------
                                           Shares             Amount
--------------------------------------------------------------------
Shares sold                                38,538       $    501,079
Shares issued to shareholders in
 reinvestment of distributions             17,820            232,925
Shares transferred from Class A           736,830          9,689,294
Shares reacquired                         (58,113)          (766,362)
                                      -----------       ------------
    Net increase                          735,075       $  9,656,936
                                      ===========       ============
* For the period from commencement of offering of Class I shares, January 2,
  1997, to April 30, 1997.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended April 30, 1997, was $6,529.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 1997, is as follows:

Forward Foreign Currency Exchange Contracts

                                                                                             NET UNREALIZED
                                         CONTRACTS TO                          CONTRACTS       APPRECIATION
              SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Sales                 6/30/97  AUD         11,799,249       $ 9,125,011      $ 9,196,131      $    (71,120)
                      6/30/97  CAD         12,328,908         9,126,536        8,864,775           261,761
                      8/26/97  DEM         19,638,099        11,943,694       11,413,320           530,374
                      9/30/97  DKK          9,952,404         1,569,953        1,525,062            44,891
                      1/15/98  ECU          1,906,344         2,262,122        2,177,617            84,505
                      8/26/97  ESP        631,567,013         4,433,055        4,334,534            98,521
                      6/30/97  GBP          1,921,357         3,164,279        3,114,648            49,631
                      6/30/97  IEP          1,430,470         2,240,116        2,141,413            98,703
                      9/30/97  ITL      5,348,274,180         3,137,257        3,115,203            22,054
                      9/30/97  NZD          2,264,718         1,548,614        1,561,081           (12,467)
                      9/30/97  SEK         12,039,529         1,573,801        1,545,296            28,505
                                                            -----------      -----------      ------------
                                                            $50,124,438      $48,989,080      $  1,135,358
                                                            ===========      ===========      ============
Purchases             6/30/97  CAD          7,615,129       $ 5,686,079      $ 5,472,257      $   (213,822)
                      6/30/97  DEM         14,588,582         8,857,028        8,457,278          (399,750)
                      9/30/97  ESP        159,690,951         1,120,717        1,094,880           (25,837)
                      6/30/97  ITL        624,853,500           367,992          364,550            (3,442)
                      6/30/97  NZD            743,519           510,924          513,906             2,982
                      6/30/97  SEK            895,396           127,546          114,439           (13,107)
                                                            -----------      -----------      ------------
                                                            $16,670,286      $16,017,310      $   (652,976)
                                                            ===========      ===========      ============

Forward foreign currency purchases and sales under masternetting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $116,002 with First Boston, $169,692 with J.P. Morgan, $426,524 with Merrill Lynch, $195,376 with Swiss Bank, and a net payable of $21,037 with Bankers Trust and $2,353 with Deutsche Bank at April 30, 1997.

At April 30, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Security
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1997, the Fund owned the following restricted security (constituting 0.24% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers.

                                                   Date of
Description                                    Acquisition      Par Amount            Cost           Value
------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  8.10s, 2022                                      6/22/94      $2,000,000      $1,386,250      $1,699,375
                                                                                                ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IX and Shareholders of MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (one of the series constituting MFS Series Trust IX) as of April 30, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended April 30, 1997 and 1996, and the financial highlights for each of the years in the ten-year period ended April 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Fund at April 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 30, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Bond Fund

Trustees                                               Auditors
A. Keith Brodkin* - Chairman and President             Deloitte & Touche LLP

Richard B. Bailey* - Private Investor;                 Investor Information For MFS stock and bond market
Former Chairman and Director (until 1991),             outlooks, call toll free: 1-800-637-4458 anytime
Massachusetts Financial Services Company;              from a touch-tone telephone.
Director, Cambridge Bancorp; Director,
Cambridge Trust Company                                For information on MFS mutual funds, call your
                                                       financial adviser or, for an information kit, call
Peter G. Harwood - Private Investor                    toll free: 1-800-637-2929 any business day from 9
                                                       a.m. to 5 p.m. Eastern time (or leave a message
J. Atwood Ives - Chairman and Chief                    anytime).
Executive Officer, Eastern Enterprises
                                                       Investor Service
Lawrence T. Perera - Partner, Hemenway &               MFS Service Center, Inc.
Barnes                                                 P.O. Box 2281
                                                       Boston, MA 02107-9906
William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of                  For general information, call toll free:
Business Administration                                1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
Charles W. Schmidt - Private Investor
                                                       For service to speech- or hearing-impaired, call
Arnold D. Scott* - Senior Executive Vice               toll free: 1-800-637-6576 any business day from 9
President, Director and Secretary,                     a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company               your phone must be equipped with a
                                                       Telecommunications Device for the Deaf.)
Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company               For share prices, account balances, and exchanges,
                                                       call toll free: 1-800-MFS-TALK (1-800-637-8255)
Elaine R. Smith - Independent Consultant               anytime from a touch-tone telephone.

David B. Stone - Chairman, North American              World Wide Web
Management Corp. (investment advisers)                 www.mfs.com

Investment Adviser
Massachusetts Financial Services Company               [Dalbar Logo]   For the third year in a row,
500 Boylston Street                                                      MFS earned a #1 ranking in
Boston, MA 02116-3741                                                     the DALBAR, Inc. Broker/Dealer
                                                                        Survey, Main Office Operations
Distributor                                            Service Quality Category. The firm achieved
MFS Fund Distributors, Inc.                            a 3.48 overall score on a scale of 1 to 4 in
500 Boylston Street                                    the 1996 survey. A total of 110 firms
Boston, MA 02116-3741                                  responded, offering input on the quality of
                                                       service they received from 29 mutual fund
Portfolio Manager                                      companies nationwide. The survey contained
Geoffrey L. Kurinsky*                                  questions about service quality in 15
                                                       categories, including "knowledge of phone
Treasurer                                              service contacts," "accuracy of transaction
W. Thomas London*                                      processing," and "overall ease of doing
                                                       business with the firm."
Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
Investors Bank & Trust Company

*Affiliated with the Investment Adviser

                                                            ------------
MFS(R) BOND         [DALBAR Logo}                             Bulk Rate
FUND                                                        U.S. Postage
                                                              P A I D
500 Boylston Street                                             MFS
Boston, MA 02116-3741                                       ------------


[MFS logo]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MFB-2 6/97 74M  11/211/311/811